                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 9-30-97

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 10/17/97                        /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  09/30/97

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                      ---------    -----------

Gross Profit                                                  0         27,437
                                                      =========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,744        259,405
Salary Expenses other Employees                          11,017        331,784
Court-Ordered Stay Bonus                                               162,921
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             1,141         58,627
Other Taxes                                                             87,574
Rent and Lease Expense                                   11,112         11,112
Interest Expense                                        160,622      3,698,871
Insurance                                                16,781        514,243
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone alarms)                                153,827
Depreciation                                                                 0
Travel and Entertainment                                    752         11,709
Repairs and Maintenance                                   9,471        121,089
Advertising                                                                  0
Supplies, Office Expenses, etc.                          42,750        190,841
Other:  Specify Director & Trustee Fees                   9,566         89,621
Other:  Specify Misc. Fees                                               3,095

TOTAL EXPENSES:                                         271,956      5,694,719
                                                      ---------    -----------

NET OPERATING PROFIT/(LOSS)                            (271,956)    (5,667,282)
                                                      =========    ===========

Add:  Non-Operating Income:
       Interest Income                                    2,706         10,034
       Gain/Loss on Sale of Real Estate               1,487,673      6,368,330
       Other Income                                      86,351      1,613,387
TOTAL                                                 1,576,730      7,991,751

Less: Non-Operating Expenses:
       Professional Fees                                  2,500         52,850
       Other                                             (4,132)       562,217
                                                      ---------    -----------

NET INCOME / (LOSS)                                   1,306,406      1,709,402
                                                      =========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 09/30/97

ASSETS:                             Current Month     Prior Month        At Filing
Cash:                                   1,227,222         557,888           89,252
Inventory:                                                                 791,999
Accounts Receivable: **                34,579,092      34,731,972       35,930,804
Insider Receivables                     7,414,781       7,414,781        7,424,547
Land and Buildings:                    25,898,437      32,342,490       49,365,801
Furniture, Fixtures & Equip:                                               418,000
Accumulated Depreciation:              (5,857,842)     (7,411,252)     (10,623,681)
Other: Prepaids & misc.                 1,122,838       2,394,525          807,689
Other: Utility deposits                    48,565          48,843
                                      -----------     -----------      -----------

TOTAL ASSETS:                          64,433,093      70,079,247       84,204,411
                                      ===========     ===========       ==========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                         196,912         210,341
Wages and Salaries:                        10,081          10,640
Taxes Payable:                            121,927         149,226
Other:                                    697,396         722,831            1,390
                                       -----------    -----------      -----------
TOTAL Postpetition Liab.                1,026,316       1,093,038            1,390
                                      ===========     ===========      ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order        11,433,444      18,023,782       29,002,401
All other Secured Liab.                 4,170,975       4,330,267        7,371,875
                                      -----------     -----------      -----------
TOTAL Secured Liabilities:             15,604,419      22,354,049       36,374,276
                                      ===========     ===========      ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.              879,795         904,893        1,132,770
Unsecured Liabilities                   6,559,542       6,612,555        6,849,397
Other: Accrued Liabilities              4,796,281       4,854,378        5,449,917
                                      -----------     -----------      -----------
TOTAL Prepetition Liab.                12,235,618      12,371,826       13,432,084
                                      ===========     ===========      ===========

Redeemable Preferred Stock             48,265,040      48,265,040       48,265,040
                                      -----------     -----------      -----------
Equity:
Owners' Capital:                        1,692,451       1,692,451        1,692,451
Retained Earnings-Pre Pet.            (16,100,153)    (16,100,153)     (15,560,830)
Retained Earnings-Post Pet.             1,709,402         402,996                0
                                      -----------     -----------      -----------
TOTAL Equity:                         (12,698,300)    (14,004,706)     (13,868,379)
                                      ===========     ===========      ===========
TOTAL LIABILITIES
AND EQUITY:                            64,433,093      70,079,247       84,204,411
                                       ==========     ===========      ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:  09/30/97
Debtor:  Fretter, Inc.                                        Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0      3,216      3,216        0
State:                                0        866        866        0
Local:

FICA Withheld:                        0      1,001      1,001        0

Employers FICA:                       0      1,001      1,001        0

Unemployment Tax:
Federal:                             68         14                  82
State:                              342        125                 467

Sales, Use & Excise Taxes:          301                   301        0

Property Taxes:                 148,515     15,201     42,338  121,378

Workers' Compensation

Other:
                                -------     ------    -------  -------

TOTALS                          149,226     21,424     48,723  121,927
                                =======     ======    =======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 9-1-97   To:  9-30-97

Cash Activity Analysis (Cash Basis Only):

                                           General      Payroll        Tax       Cash Coll.      B.T.
                                            Acct.        Acct.        Acct.      Acct. B.T.    Direct(1)
                                           -------      -------       -----      ---------     ---------
A.  Beginning Balance:                      93,261.85   10,784.40     5,441.20        0.00          0.00
                                         ------------   ---------    ---------  ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                     851,725.74   15,328.96     7,307.49  159,292.46
                                         ------------   ---------    ---------  ----------    ----------
C.  Balance Available
    (A + B):                               944,387.59   26,113.36    12,748.69  159,292.46          0.00
                                         ------------   ---------    ---------  ----------    ----------

D.  Less Disbursements
    Attach Separate
    Schedule:                              833,222.48   15,328.96     7,468.67  159,292.46
                                         ------------   ---------    ---------  ----------    ----------

E.  ENDING BALANCE
    (C-D)                                  111,165.11   10,784.40     5,280.02        0.00          0.00
                                         ------------   ---------    ---------  ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
                                   -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From:  9-1-97     To:  9-30-97
           -------------                -------------     ------------

Cash Activity Analysis (Cash Basis Only):

                                                General              Tax
                                                Savings            Savings
                                                 Acct.              Acct.
                                              ------------        ----------            ----            ----            ----
A.  Beginning Balance:                          352,709.97         95,690.17
                                              ------------        ----------            ----            ----            ----

B.  Receipts. Attach Separate Schedule:         651,302.03            314.57
                                              ------------        ----------            ----            ----            ----

C.  Balance Available (A+B):                  1,004,012.00         96,004.74            0.00            0.00            0.00
                                              ------------        ----------            ----            ----            ----

D.  Less Disbursements  Attach separate
      schedule:                                      12.00             12.00
                                              ------------        ----------            ----            ----            ----

E.  Ending Balance (C-D):                     1,004,000.00         95,992.74            0.00            0.00            0.00
                                              ------------        ----------            ----            ----            ----


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------


                                        ----------------------------------------

                                        ----------------------------------------

Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession


                                                                          FORM 5

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank September 1997 Cash Receipts (Account Number 4707-38120-0)

2. Schedules of Michigan National Bank September 1997 Cash Disbursements, Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period September 1, 1997 to September 30, 1997 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period September 1, 1997 to September 30, 1997 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account September 1997 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account September 1997 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period September 1, 1997 to September 30, 1997 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust September 1997 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account September 1997 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period September 1, 1997 through September 30, 1997 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Tax Savings Account September 1997 Cash Receipts and Disbursements (Account Number 4707-38357-8)

12. Michigan National Bank Statement of Account for the Period September 1, 1997 to September 30, 1997 (Account Number 4707-38357-8)